PAGE 1
                     GENERAL SIGNAL CORPORATION
         HIGH RIDGE PARK, P. O. BOX 10010, STAMFORD, CONNECTICUT 06904

                           P R O X Y

              ANNUAL MEETING--April 21, 1994
     This Proxy Is Solicited on Behalf of the Board of Directors

     The undersigned shareholder hereby appoints EDMUND M. CARPENTER, STEPHEN W. NAGY and EDGAR J. SMITH, JR., and each of them, the proxies and attorneys of the undersigned to vote all shares of Common Stock which the undersigned is entitled to vote at the 1994 Annual Meeting of Shareholders of General Signal Corporation, or any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, as set forth on the reverse hereof, and in their discretion on such other business as may properly come before the meeting or any adjournment.

     This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 AND 3.

                (Continued, and to be dated and signed, on reverse side)

       PAGE 2
The Board recommends a vote FOR Proposals 1, 2 and 3.

1. ELECTION OF DIRECTORS   FOR ALL NOMINEES LISTED BELOW   WITHHOLD AUTHORITY
                                                           (to vote for all
                                                           nominees below) /  /

                           EXCEPTIONS* (as indicated
                           to the contrary below)        /  /

Ralph E. Bailey, C. Robert Kidder, Ronald E. Ferguson,
Nathan R. Owen, Roland W. Schmitt, John R. Selby

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name on space provided below.)
*Exceptions____________________________________________________________

2.APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE
  THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE CORPORATION
  FOR  /  /         AGAINST / /          ABSTAIN / /

3. APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT AUDITORS OF THE CORPORATION
   FOR  /  /         AGAINST /  /        ABSTAIN /  /

4. IN ACCORDANCE WITH THEIR DISCRETION ON ANY OTHER MATTERS OR PROPOSALS WHICH MAY PROPERLY COME BEFORE THE MEETING

   Please check box if you want your voting instructions to be confidential pursuant to the Corporation's confidential voting policy described in
   the 1994 Proxy Statement.          YES /  /          NO /  /

                       PROXY DEPARTMENT         Address Change
                      NEW YORK, N.Y. 10203-0135   Mark Here        /  /

                       (Signatures should conform exactly to name
                        shown on this proxy.  Executors, admin-
                        istrators, guardians, trustees, attorneys and officers signing for corporation should give full title.)

                       Dated:________________________________1994
                       Signed:_______________________________
                              _______________________________


            /  /  Please check box if you plan to attend Annual
                  Meeting.

Sign, date and return the Proxy Card         Votes must be indicated
promptly using the enclosed envelope.        / / in Black or Blue ink.

      PAGE 3
                             GENERAL SIGNAL CORPORATION
          HIGH RIDGE PARK, P.O. BOX 10010, STAMFORD, CONNECTICUT 06904

                                 P R O X Y
           General Signal Corporation Savings and Stock Ownership Plan

                       ANNUAL MEETING--April 21, 1994
         This Proxy Is Solicited on Behalf of the Board of Directors

     The undersigned hereby instructs The Chase Manhattan Bank, N.A., as Trustee, to vote all shares of Common Stock credited to my account under the Plan which the undersigned is entitled to vote at the 1994 Annual Meeting of Shareholders of General Signal Corporation, or any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, as set forth on the reverse hereof, and in their discretion on such other business as may properly come before the meeting or any adjournment. The Corporation has appointed The Bank of New York as Agent to tally the votes.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

             (Continued, and to be dated and signed, on reverse side)

       PAGE 4
The Board recommends a vote FOR Proposals 1, 2 and 3.

1. ELECTION OF DIRECTORS   FOR ALL NOMINEES LISTED BELOW   WITHHOLD AUTHORITY
                                                           (to vote for all
                                                           nominees below) /  /

                            EXCEPTIONS* (as indicated
                            to the contrary below)      /  /

Ralph E. Bailey, C. Robert Kidder, Ronald E. Ferguson,
Nathan R. Owen, Roland W. Schmitt, John R. Selby

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name on space provided below.)
 *Exceptions_________________________________________________________

2. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
   TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
   OF THE CORPORATION
   FOR  / /         AGAINST   /  /      ABSTAIN  /  /

3. APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT AUDITORS OF THE CORPORATION
   FOR  /  /         AGAINST /  /        ABSTAIN /  /

4. IN ACCORDANCE WITH THEIR DISCRETION ON ANY OTHER MATTERS OR PROPOSALS WHICH MAY PROPERLY COME BEFORE THE MEETING


                            PROXY DEPARTMENT        Address Change
                            NEW YORK, N.Y. 10203-0135   Mark Here    /  /
                  TRUSTEE AUTHORIZATION

                 I hereby authorize The Chase Manhattan Bank, N.A., as Trustee under the General Signal Corporation Savings and Stock Ownership Plan, to vote the shares of Common Stock held for my account under said Plan at the Annual Meeting in accordance with the instructions given above. The Corporation has appointed The Bank of New York as Agent to tally the votes.

                 Dated: _______________________________________, 1994

                        _______________________________________
                                       Signature

Sign, date and return the Proxy Card        Votes must be indicated
promptly using the enclosed envelope.       / / in Black or Blue Ink

          PAGE 5
                         GENERAL SIGNAL CORPORATION
         HIGH RIDGE PARK, P.O. BOX 10010, STAMFORD, CONNECTICUT 06904

                                 P R O X Y
         General Signal Limited Savings and Stock Ownership Plan

                     ANNUAL MEETING--April 21, 1994
       This Proxy Is Solicited on Behalf of the Board of Directors

     The undersigned hereby instructs The International Trust Company, as Trustee, to vote all shares of Common Stock credited to my account under the Plan which the undersigned is entitled to vote at the 1994 Annual Meeting of Shareholders of General Signal Corporation, or any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, as set forth on the reverse hereof, and in their discretion on such other business as may properly come before the meeting or any adjournment.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

             (Continued, and to be dated and signed, on reverse side)

       PAGE 6
The Board recommends a vote FOR Proposals 1, 2 and 3.

1. ELECTION OF DIRECTORS   FOR ALL NOMINEES LISTED BELOW   WITHHOLD AUTHORITY
                                                           (to vote for all
                                                            nominees below) /  /

                              EXCEPTIONS* (as indicated
                              to the contrary below)         /  /

Ralph E. Bailey, C. Robert Kidder, Ronald E. Ferguson,
Nathan R. Owen, Roland W. Schmitt, John R. Selby

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on space provided below.)
 *Exceptions___________________________________________________________

2. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
   TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
   OF THE CORPORATION
      FOR  / /      AGAINST    /  /       ABSTAIN  /  /

3. APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT AUDITORS OF THE CORPORATION
   FOR  /  /         AGAINST /  /        ABSTAIN /  /

4. IN ACCORDANCE WITH THEIR DISCRETION ON ANY OTHER MATTERS OR PROPOSALS WHICH MAY PROPERLY COME BEFORE THE MEETING

                                             Address Change
                                             Mark Here       /  /

                       TRUSTEE AUTHORIZATION

           I hereby authorize The International Trust Company, as Trustee under the General Signal Limited Savings and Stock Ownership Plan, to vote the shares of Common Stock held for my account under said Plan at the Annual Meeting in accordance with the instructions given above.

           Dated: _______________________________________, 1994
                  _______________________________________
                                      Signature

Sign, date and return the Proxy Card       Votes must be indicated
promptly using the enclosed envelope.      / / in Black or Blue Ink

       PAGE 7
                     GENERAL SIGNAL CORPORATION
         HIGH RIDGE PARK, P. O. BOX 10010, STAMFORD, CONNECTICUT 06904

                           P R O X Y

              ANNUAL MEETING--April 21, 1994
     This Proxy Is Solicited on Behalf of the Board of Directors

     The undersigned shareholder hereby appoints EDMUND M. CARPENTER, STEPHEN W. NAGY and EDGAR J. SMITH, JR., and each of them, the proxies and attorneys of the undersigned to vote all shares of Common Stock which the undersigned is entitled to vote at the 1994 Annual Meeting of Shareholders of General Signal Corporation, or any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, as set forth on the reverse hereof, and in their discretion on such other business as may properly come before the meeting or any adjournment.

     This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 AND 3.

                (Continued, and to be dated and signed, on reverse side)

       PAGE 8
The Board recommends a vote FOR Proposals 1, 2 and 3.

1. ELECTION OF DIRECTORS   FOR ALL NOMINEES LISTED BELOW  WITHHOLD AUTHORITY
                                                          (to vote for all
                                                           nominees below) /  /
                             EXCEPTIONS* (as indicated
                             to the contrary below)     /  /

Ralph E. Bailey, C. Robert Kidder, Ronald E. Ferguson,
Nathan R. Owen, Roland W. Schmitt, John R. Selby

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name on space provided below.)
 "Exceptions_______________________________________________________

2. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
   TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
   OF THE CORPORATION.
   FOR   / /     AGAINST   /  /      ABSTAIN   /   /

3. APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT AUDITORS OF THE CORPORATION
   FOR  /  /         AGAINST /  /        ABSTAIN /  /

4. IN ACCORDANCE WITH THEIR DISCRETION ON ANY OTHER MATTERS OR PROPOSALS WHICH MAY PROPERLY COME BEFORE THE MEETING

   Please check box if you want your voting instructions to be confidential pursuant to the Corporation's confidential voting policy described in
   the 1994 Proxy Statement.          YES /  /          NO /  /

                       (Signatures should conform exactly to name
                        shown on this proxy.  Executors, admin-
                        istrators, guardians, trustees, attorneys and officers signing for corporation should give full title.)

                       Dated: ____________________________________,1994
                       Signed:____________________________________
                              ____________________________________

            /  /  Please check box if you plan to attend Annual
                  Meeting.

Sign, date and return the Proxy Card promptly using the enclosed envelope.